Exhibit 99.1

SERVICES AGREEMENT

between

GMAC COMMERCIAL HOLDING CAPITAL CORP.,

and

GCO EDUCATION LOAN FUNDING CORP.

Dated as of August 26, 2004

THIS SERVICES AGREEMENT, dated as of August 26, 2004 (as amended from time to time, this “Services Agreement”), between GMAC COMMERCIAL HOLDING CAPITAL CORP., a Colorado corporation (“GMAC Holding”), and GCO EDUCATION LOAN FUNDING CORP., a Delaware corporation (“GCO”).

W I T N E S S E T H :

WHEREAS, GMAC Holding has been engaged (a) by Education Loan Funding Trust-1, a Delaware statutory trust (the “Trust”) ,Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”), and Zions First National Bank, as trustee (the “Trustee”), to act as administrator pursuant to the terms and provisions of an Administration Agreement, dated as of March 1, 2003 (the “Administration Agreement”), among the Trust, the Delaware Trustee, the Trustee and GMAC Holding, as administrator, (b) by the Trust to act as servicing contractor for the Trust pursuant to the terms and provisions of a Servicing Contractor Agreement, dated as of March 1, 2003 (the “Trust Servicing Contractor Agreement”), between the Trust and GMAC Holding, as servicing contractor, and (c) by GMAC ELF LLC, a Delaware limited liability company (“ELF LLC”), to act as servicing contractor for ELF LLC pursuant to the terms and provisions of a Servicing Contractor Agreement, dated as of March 1, 2003 (the “ELF LLC Servicing Contractor Agreement”), between ELF LLC and GMAC Holding, as servicing contractor;

WHEREAS, GMAC Holding desires to engage GCO to provide certain services to GMAC Holding with respect to the Administration Agreement, the Trust Servicing Contractor Agreement and the ELF LLC Servicing Contractor Agreement (collectively, the “Agreements”), copies of which are attached hereto as Exhibit D and incorporated herein, and to provide such additional services consistent with the terms of this Services Agreement as GMAC Holding may from time to time request or require; and

WHEREAS, GCO has the capacity to provide the services required hereby and is willing to perform such services for GMAC Holding on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Basic Documents (as defined in the Administration Agreement).

Section 1.  Duties of GCO.

(a)                                  GCO shall advise GMAC Holding as to any actions required of GMAC Holding in order to perform the duties and obligations of GMAC Holding as administrator and servicing contractor under the Agreements and the Basic Documents or, at the request of GMAC Holding, shall directly perform such duties and obligations on behalf of GMAC Holding.  GCO shall prepare for execution by GMAC Holding, or shall cause the preparation by other appropriate persons or entities of, all such documents, reports, filings, instruments, certificates, opinions and other relevant documents which (i) GMAC Holding has a duty or requirement to prepare, file or deliver pursuant to any of the Agreements or the Basic Documents or (ii) is otherwise prudent or advisable for the operation of the Trust.  In addition, GCO shall advise GMAC Holding as to hedging and derivative product strategies, note redemptions, services, actions or inactions which are advisable for the Trust or GMAC Holding to perform or undertake in the conduct of its operations.  All such documents, reports, filings, instruments, certificates, opinions and other relevant documents prepared by GCO pursuant to this Services Agreement, and any advice or instructions provided by GCO to GMAC Holding pursuant to this Services Agreement, shall be prepared and provided by GCO and delivered to GMAC Holding in a timely manner and within a time frame which shall permit GMAC Holding to file such documents, or to take such actions, within the deadlines required by the Basic Documents and any applicable law.

(b)                                 In carrying out the foregoing duties or any of its other obligations under this Services Agreement, GCO shall exercise the same degree of care and skill in its performance of such duties and obligations as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.  One or more of Mr. Ronald Page, Mr. Steven Underhill, Mr. Winthrop T. Smith or Ms. B. Melissa Wallace or any combination thereof will perform the services required to be performed by GCO under this Services Agreement.

(c)                                  GMAC Holding or its agents shall provide, or cause to be provided to GCO, any information required by GCO to perform its duties hereunder, including, but not limited to, access to the records of the Subservicers and the Indenture Trustee and forwarding correspondence, phone messages and e-mails relating to the Trust.  GCO acknowledges that is will have access to and the use of confidential materials, information and data concerning the Trust and GMAC Holding.  GCO shall not use, for themselves or others, or divulge or convey to others, except as necessary to fulfill its obligations under this Services Agreement or as otherwise required by law or legal process, any confidential materials, information or data concerning the Trust or GMAC Holding without the written consent of GMAC Holding.

(d)                                 Upon the delivery of each Annual Report on Form 10-K prepared by GCO for the Trust, GCO shall certify to the accuracy and completeness of such Form 10-K in the form attached hereto as Exhibit A.  Upon the delivery of each Current Report on Form 8-K prepared by GCO for the Trust, GCO shall certify to the accuracy and completeness of such Form 8-K in the form attached hereto as Exhibit B.

(e)                                  Upon the delivery of any documents, reports, filings, instruments or certificates prepared by GCO hereunder (other than a Form 10-K or a Form 8-K), GCO shall certify to the accuracy and completeness of such document, report, filing, instrument or certificate in the form attached hereto as Exhibit C.

(f)                                    GCO’s primary contacts at GMAC Holding with respect to this Services Agreement shall initially be Stacey Hunter and David Cheung.

Section 2.  Annual Statements as to Compliance; Notice of Default.

(a)                                  GCO shall deliver to GMAC Holding prior to March 15 of each year, beginning with 2005, a certificate of GCO stating that (i) a review of the activities of GCO during the preceding 12-month period (or, in the case of the first such certificate, during the period from the date hereof to December 31, 2004) and a review of its performance under this Services Agreement has been made and (ii) to the best knowledge of GCO, based on such review, GCO has fulfilled its obligations in all material respects under this Services Agreement or, if there has been a material default in the fulfillment of any such obligation, specifying each such material default known to GCO and the nature and status thereof.

(b)                                 GCO shall deliver to GMAC Holding, promptly after having obtained knowledge or notice thereof, but in no event later than five (5) days after such notice or default, written notice of any event which with the delivery of notice or lapse of time, or both, would become a default of GCO hereunder or of GMAC Holding under any of the Agreements.

Section 3.  Representations of GCO.   GCO makes the following representations:

(a)                                  Organization and Good Standing.  GCO is duly organized and validly existing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)                                 Power and Authority.  GCO has the corporate power and authority to execute and deliver this Services Agreement and to carry out its terms; and the execution, delivery and performance of this Services Agreement have been duly authorized by GCO by all necessary corporate action.

(c)                                  Binding Obligation.  This Services Agreement constitutes a legal, valid and binding obligation of GCO enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors’ rights generally and subject to general principles of equity.

(d)                                 No Violation.  The consummation of the transactions contemplated by this Services Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the charter or bylaws of GCO, or any indenture, agreement or other instrument to which GCO is a party or by which it shall be bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or, to the knowledge of GCO, any order, rule or regulation applicable to GCO of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over GCO or its properties.

(e)                                  No Proceedings.  There are no proceedings or investigations pending against GCO or threatened against GCO, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over GCO or its properties:  (i) asserting the invalidity of this Services Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Services Agreement or (iii) seeking any determination or ruling that could reasonably be expected to materially and adversly affect the performance by GCO of its obligations under, or the validity or enforceability of, this Services Agreement.

(f)                                    All Consents.  All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by GCO in connection with the execution and delivery by GCO of this Services Agreement and the performance by GCO of the transactions contemplated by this Services Agreement have been duly obtained, effected or given and are in full force and effect.

Section 4.  Liability of GCO; Indemnities.

(a)                                  GCO shall indemnify, defend and hold harmless GMAC Holding and any of the officers, directors, employees, agents and controlling persons of GMAC Holding from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such person through, the willful misconduct, negligence or bad faith of GCO in the performance of its duties under this Services Agreement, any false certification pursuant to this Services Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

(b)                                 GMAC Holding shall notify GCO promptly of any claim for which it may seek indemnification pursuant to this Services Agreement.  Failure by GMAC Holding to so notify GCO shall not relieve GCO of its obligations hereunder.  GCO shall defend the claim and GCO shall not be liable for the legal fees and expenses of GMAC Holding after it has assumed such defense; provided, however, that, in the event that there may be a conflict between the positions of GMAC Holding and GCO in conducting the defense of such claim, GMAC Holding shall be entitled to separate counsel, the fees and expenses of which shall be paid by GCO on behalf of GMAC Holding.  GCO need not reimburse any expense or indemnify against any loss, liability or expense incurred by GMAC Holding arising primarily through GMAC Holding’s own willful misconduct, negligence or bad faith.  GCO further agrees that it will not, without the prior written consent of GMAC Holding (such consent not to be unreasonably withheld), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder by GMAC Holding.

(c)                                  Indemnification under this Section shall survive the resignation or removal of GCO or the termination of this Services Agreement for a period of two (2) years and shall include reasonable fees and expenses of counsel and expenses of litigation.  If GCO shall have made any indemnity payments pursuant to this Section and the person to or on behalf of whom such payments are made thereafter collects any such amounts from others, such person shall promptly repay such amounts to GCO, without interest.

Section 5.  Limitation on Liability of GCO and Others.

(a)                                  Neither GCO nor any of its directors, officers, employees or agents shall be under any liability to GMAC Holding except as provided under this Services Agreement for any action taken or for refraining from the taking of any action pursuant to this Services Agreement or for errors in judgment; provided, however, that these provisions shall not protect GCO or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Services Agreement.  GCO and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any authorized person respecting any matters arising hereunder.

(b)                                 Except as provided in this Services Agreement, GCO shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties under this Services Agreement and that in its opinion may involve it in any expense or liability; provided, however, that GCO may undertake any reasonable action that it may deem necessary or desirable in respect of this Services Agreement and the rights and duties of the parties to this Services Agreement.

Section 6.  Records.  GCO shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be the property of GMAC Holding unless otherwise agreed upon and shall be accessible for inspection by GMAC Holding and its agents at any time during normal business hours.

Section 7.  Compensation.  As compensation for the performance of GCO’s obligations under this Services Agreement and as reimbursement for its expenses related thereto, GCO shall be entitled to a fee equal to $10,000 per month for the first six (6) months and a fee equal to $20,000 for each additional month thereafter, payable in arrears on the 26th day of each month.

Section 8.  No Joint Venture.  Nothing contained in this Services Agreement (a) shall constitute GCO and GMAC Holding as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity; (b) shall be construed to impose any liability as such on either of them; or (c) shall be deemed to confer on either of them any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

Section 9.  Other Activities of GCO.  Nothing herein shall prevent GCO or its affiliates from engaging in other businesses or, in its or their sole discretion, from acting in a similar capacity for any other person or entity.

Section 10.  Term of Agreement; Resignation and Removal of GCO; Waiver of Past Defaults.

(a)                                  This Services Agreement shall continue in force until the earliest of (i) the dissolution of the Trust, (ii) the sale by GMAC Holding of its equity interest in GMAC ELF and (iii) the replacement or removal of GCO as provided herein, upon which event this Services Agreement shall automatically terminate (except as otherwise provided herein).

(b)                                 After the first six (6) months, GCO may resign its duties hereunder by providing GMAC Holding with at least 90 days prior written notice.

(c)                                  GMAC Holding may remove GCO with or without cause by providing GCO with at least 5 days prior written notice.

Section 11.  Action upon Termination, Resignation or Removal.  Promptly upon the effective date of termination of this Services Agreement pursuant to Section 10(a) hereof or the resignation or removal of GCO pursuant to Section 10(b) or (c) hereof, respectively, GCO shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal.  GCO shall forthwith upon such termination pursuant to Section 10 hereof deliver to GMAC Holding all property and documents relating to this Services Agreement then in the custody of GCO.  In the event of a termination of this Services Agreement under Section 10(a) hereof, the event of the resignation or removal of GCO pursuant to Section 10(b), (c) or (d) hereof, respectively, GCO shall cooperate with GMAC Holding and take all reasonable steps requested to assist GMAC Holding in making an orderly transfer of the duties of GCO hereunder.

Section 12.  Notices.  Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

If to GMAC Holding, to:                                  GMAC Commercial Holding Capital Corp.

1801 California St., Suite 3900

Denver, Colorado 80202

Attention:  David Cheung, Esq.

E-mail:  dcheung@gmacchcapital.com

If to GCO, to:                                                                                            GCO Education Loan Funding Corp.

Carnegie Hall Tower

152 West 57th Street, 60th Floor

New York, New York  10019

Attention:  Kenneth C. Rogozinski

E-mail:  krogozinski@greyco.com

or to such other address as any party shall have provided to the other parties in writing.  Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand delivered to the address of such party as provided above.

Section 13.  Amendments.  This Services Agreement may be amended in writing from time to time by the parties hereto.

Section 14.  Successors and Assigns.  This Services Agreement may not be assigned by GCO unless such assignment is previously consented to in writing by GMAC Holding.  An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner and to the same extent as GCO is bound hereunder.

Section 15.  Governing Law.  THIS SERVICES AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF COLORADO (WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS) APPLICABLE TO CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

Section 16.  Headings.  The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Services Agreement.

Section 17.  Counterparts.  This Services Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 18.  Severability.  Any provision of this Services Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 19.  Change of Subservicers or Indenture Trustee.  GMAC Holding shall not change a Subservicer without the consent of GCO, unless such Subservicer is in default under its Subservicing Agreement, such Subservicer substantially raises its fees for its services or for other proper causes.  GMAC Holding shall not change the Indenture Trustee without the consent of GCO, unless the Indenture Trustee is in default under the Indenture.

IN WITNESS WHEREOF, the parties have caused this Services Agreement to be duly executed and delivered as of the day and year first above written.

GMAC COMMERCIAL HOLDING CAPITAL CORP.

By	/s/ Conrad J. Suszynski
Conrad J. Suszynski, Senior Vice President and Managing Director

GCO EDUCATION LOAN FUNDING CORP.

By	/s/ Kenneth C. Rogozinski
Kenneth C. Rogozinski, Vice President

EXHIBIT A

CERTIFICATION FOR FORM 10-K

I,                              , the undersigned officer of GCO Educational Loan Funding Corp., certify that:

1.                                      I have reviewed this Annual Report on Form 10-K, and all Current Reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of GMAC Education Loan Funding Trust-I and GMAC ELF LLC;

2.                                      Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.                                      Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing, or similar, agreement, for inclusion in these reports is included in these reports;

4.                                      Based on my knowledge and upon the annual compliance statement included in the report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing, or similar, agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under the servicing agreement; and

5.                                      The reports disclose all significant deficiencies relating to the subservicers’ compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing, or similar, agreement, that is included in these reports.

In giving the certifications above, I have reasonably relied upon information provided to me by the following unaffiliated parties:  Great Lakes Educational Loan Services, Inc. as subservicer, ACS Education Loan Services, Inc. as subservicer, Zions First National Bank, as Indenture Trustee, and Zions First National Bank, as Eligible Lender Trustee.

Date:                       ,

By
Name:
Title:

EXHIBIT B

CERTIFICATION FOR FORM 8-K

I,                          , the undersigned officer of GCO Educational Loan Funding Corp., certify that:

1.                                      I have reviewed this Current Report on Form 8-K of GMAC Education Loan Funding Trust-I and GMAC ELF LLC;

2.                                      The information contained in the report is the information required to be contained in such report, and the information contained therein is accurate and correct;

3.                                      Based on my knowledge, the information in this report, taken as a whole, does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this report;

In giving the certifications above, I have reasonably relied upon information provided to me by the following unaffiliated parties:  Great Lakes Educational Loan Services, Inc. as subservicer, ACS Education Loan Services, Inc. as subservicer, Zions First National Bank, as Indenture Trustee, and Zions First National Bank, as Eligible Lender Trustee.

Date:                       ,

By
Name:
Title:

EXHIBIT C

CERTIFICATION FOR DOCUMENTS, REPORTS, FILINGS, INSTRUMENT AND CERTIFICATES (OTHER THAN FORM 10-K OR FORM 8-K)

I,                                   , the undersigned officer of GCO Educational Loan Funding Corp., certify that:

1.                                      I have reviewed the attached [describe specific document, report, filing, instrument or certificate] (the “Document”) prepared by GCO Educational Loan Funding Corp. pursuant to the Services Agreement, dated as of August __, 2004 (the “Services Agreement”), between GCO Educational Loan Funding Corp. and GMAC Commercial Holding Capital Corp.;

2.                                      The information contained in the Document is the information required to be contained in such Document pursuant to the corresponding Basic Documents (as defined in the Services Agreement) requiring the delivery of such Document or is the proper information required to undertake such advisable action, and the information contained therein is accurate and correct;

[In giving the certifications above, I have reasonably relied upon information provided to me by the following unaffiliated parties:  [Great Lakes Educational Loan Services, Inc. as subservicer, ACS Education Loan Services, Inc. as subservicer, Zions First National Bank, as Indenture Trustee, and Zions First National Bank, as Eligible Lender Trustee]].

Date:                       ,

By
Name:
Title:

EXHIBIT D

COPIES OF THE AGREEMENTS